                                                               EXHIBIT NO. 10.25

                                 AMENDMENT NO. 4
                                     TO THE
                            GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Parts Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect; and

         WHEREAS, the Company desires to amend Schedule B of the Plan;

         NOW, THEREFORE, BE IT RESOLVED that Schedule B is hereby deleted and a new Schedule B is substituted therefor as follows:


                                   "SCHEDULE B

                  Credit for Service with Predecessor Employers


I. General Rule - No Past Service. Unless otherwise identified in Part II below, an Employee will not receive Credited Service or Years of Eligibility Service under this Plan for any purpose. Instead (unless otherwise required by law) Hours of Service worked for a predecessor employer prior to the Designation Date shall be ignored.

II. Definition of Past Service Credit. If Employees who were previously employed by a predecessor employer are granted past service credit (as noted below), such Employees who are employed by an Employer on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with the employment commencement date with the predecessor employer, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.

                                                                       Extent of Credit for Service
        Name                                   Designation Date        with Predecessor Company
        ----                                   ----------------        ------------------------

1.      Odell Hardware Company                     7/1/88              Past Service Credit Granted
        ("Odell")

2.      Clark Siviter                              7/1/88              Past Service Credit Granted

3.      Brooks-Noble Parts                         7/1/88              Past Service Credit Granted
        & Machine Co., Inc.

4.      General Automotive Parts                   7/1/88              Past Service Credit Granted
        Company and its subsidiaries
        ("General Automotive")

5.      Standard Unit Parts                        7/1/88              Past Service Credit Granted
        Corporation including
        its subsidiary Manco,
        Inc. ("Standard Unit
        Parts")

6.      NAPA Des Moines                            7/1/88              Past Service Credit Granted
        Warehouse ("Des Moines")


III.     (a)      Acquisitions Prior to January 1, 1994.

        Participants employed by the following predecessor employers that were acquired prior to January 1, 1994, shall not receive Past Service Credit as of the date the predecessor employer was acquired by or merged into Genuine Parts Company. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of Section 3.01, such Participant shall receive Credited Service for all employment with such predecessor employer effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

         (b)      Acquisitions On or After January 1, 1994.

         Participants employed by the following predecessor employers that were acquired on or after January 1, 1994 shall receive Credited Service and credit for participation purposes under Article III for all employment with such predecessor employer effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

         (c)      Important Restrictions.

         Credited Service granted under (a) or (b) above may be forfeited or disregarded in accordance with the definition of Credited Service set forth in
Article II. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.



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         Davis & Wilmar, Inc.                        May 1, 1993
         Pittsburg, PA                               (Acquired 7/1/92)

         M&B, Inc. (Lesker Office Supplies, Inc.)    November 1, 1993
         Charlotte, NC

         The Parts, Inc.                             January 1, 1995
         Anchorage, AK                               (Acquired 1/1/94)

         Dade City Jobbing Group                     January 1, 1994
         Dade City, FL                               (Acquired 1/2/92)

         Atlantic Tracy Inc.                         November 1, 1995
         Summerville, MA

         Midcap Bearing Corporation                  June 1, 1995
         San Antonio, TX

         Motion Equipment, Inc.                      June 1, 1995
         Houston, TX

         Power Drives & Bearings, Inc.               October 1,1995
         Omaha, NB

         Friend's Motor Supply, Inc.                 June 30, 1997
         Hastings, NE

         Utah Bearing and Fabrication, Inc.          October 3,1997
         Salt Lake City, UT

         Colorado Bearing and Supply, Inc.           October 3, 1997
         Denver, CO

         Quality Auto Supply of Alaska, Inc.         April 1, 1998
         Palmer, AK

         Berry Bearing Company /Tom Steel Div.       January 1, 1998
         Lyons, IL                                   (Acquired 2/93)

         Cascade Bearings                            April 1, 1998
         Yakima, WA

         Horizon U.S.A. Data Supplies, Inc.          August 1, 1998
         Reno, NV                                    (Acquired on 4/1/95)

         Berry Bearing Company (all divisions        October 1, 1998
         other than Tom Steel Division)              (Acquired 2/93)
         Lyons, IL"


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         FURTHER RESOLVED, that the amount of "$3,500" set forth in
ss.8.01(c)(i) shall be changed to read "$5,000."

         This amendment shall be effective January 1, 1998. Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                            COMMITTEE TO THE
                                            GENUINE PARTNERSHIP PLAN


                                            By:    /s/ George W. Kalafut
                                                -------------------------------
                                            Date:   August 19, 1998
                                                 ------------------------------

                                            By:    /s/ Edward J. Van Stedum
                                                -------------------------------
                                            Date:    August 19, 1998
                                                 ------------------------------

                                            By:    /s/ Jerry Nix
                                                -------------------------------
                                            Date:    August 19, 1998
                                                 ------------------------------

                                            By:    /s/ Frank M. Howard
                                                -------------------------------
                                            Date:    August 19, 1998
                                                 ------------------------------




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